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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 16, 2004

C-CHIP TECHNOLOGIES CORP.
 (Exact name of registrant as specified in its charter)

NEVADA	000-33199	88-0467848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
 (Address of principal executive offices and Zip Code)

(514) 337-2447
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

C-Chip Technologies Corporation is pleased to report that it will make a presentation at the Lockheed Martin Corporation ITeam Leadership Conference 2004" to be held this September in Florida.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of September, 2004.

C-CHIP TECHNOLOGIES CORP.

BY:	/s/ Stephane Solis
Stephane Solis, President and Principal Executive Officer